Item 1. Report to Shareholders

DECEMBER 31, 2004

SMALL-CAP VALUE FUND

Annual Report

T. ROWE PRICE

The views and opinions in this report were current as of December 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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account at troweprice.com for more information.

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

Fellow Shareholders

2004 was a surprisingly good year for small-cap stocks given the excellent returns the asset class recorded in 2003. The economic expansion stayed on track despite commodity price inflation and a slowly recovering job market. Even with higher oil and raw materials prices, many well-run businesses were able to keep their costs under control while enjoying higher sales volumes. Along with healthy productivity gains, this discipline resulted in solid earnings growth for most smaller companies.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/04                    6 Months     12 Months
--------------------------------------------------------------------------------

Small-Cap Value Fund                        13.80%        25.69%

Small-Cap Value Fund-
Advisor Class                               13.68         25.45

Russell 2000 Index                          10.83         18.33

Lipper Small-Cap Core
Funds Index                                  9.84         18.37

Lipper Small-Cap Value
Funds Index                                 12.03         20.65

S&P 500 Stock Index                          7.19         10.88

During most of this past year, the market rewarded a conservative investment style based on earnings and sales. Contrast that to the previous year, when investors favored lower-quality, speculative stocks. The renewed focus on quality helped our performance when measured against both our peers and the indexes. The Small-Cap Value Fund gained 13.80% over the past six months and 25.69% over the past year. As shown in the table, the fund and its companion Advisor Class were able to surpass even the very strong returns of their benchmarks and Lipper indexes for comparable funds. Indeed, the fund's long-term performance placed it well into the top decile of the Lipper Small-Cap Core category for the one-, three-, and five-year performance periods ended December 31, 2004. (Based on total return, Lipper ranked the Small-Cap Value Fund 36 out of 556, 19 out of 448, 18 out of 318, and 15 out of 93 small-cap core funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2004, respectively. Results will vary for other time periods. Past performance cannot guarantee future results. Although Lipper classifies the portfolio as Small-Cap Core, we favor comparisons with the Small-Cap Value Funds category, which is more compatible with our investment style and objective.)

Market Environment

As I had hoped, the past six months brought some resolution to the uncertainties described to you in our semiannual report. The presidential election in November resolved many of the political question marks. Oil prices not only stopped their climb but began a much welcome descent late in the year. The job market continued to heal, if at a moderate pace. Of course, many doubts remain, including the outcome of the war in Iraq and the consequence of our country's large trade imbalance. Still, the economy's ability to keep chugging through all the challenges seems to have imparted a greater sense of confidence to investors.

With this greater confidence, investors apparently renewed their appetite for risk. Not only did small-cap stocks thrive in this environment, substantially outpacing the overall market, but so too did such riskier asset classes as high-yield bonds and emerging market stocks. That noted, it was encouraging that investors paid attention again to earnings and cash flow throughout most of 2004, returning to the more speculative names only late in the year.

Within the small-cap universe, value once again outpaced growth this past year. The Russell 2000 Value Index has far outperformed the Russell 2000 Growth Index over the past 10 years, with all of that differential coming in the past five.

Small-Cap Value vs. Growth
--------------------------------------------------------------------------------

Periods Ended 12/31/04        3 Months  6 Months  12 Months  5 Years*  10 Years*
--------------------------------------------------------------------------------

S&P 500 Stock Index              9.23%     7.19%     10.88%    -2.30%     12.07%

Russell 2000 Value Index        13.20     13.37      22.25     17.23      15.17

Russell 2000 Growth Index       15.08      8.16      14.31     -3.57       7.12

* Average annual returns

Portfolio Activity

In such a strong market, a wide range of the portfolio's holdings advanced in the past year. Our returns were helped considerably by our significant investments in the industrials and business services sector. The air freight and road and rail industries performed well due to increased economic activity as more raw materials and finished goods moved around the world. Transportation services firms Landstar Systems and UTi Worldwide also posted gains because of strong demand for shipping. JLG Industries, a recent purchase, is benefiting from a strong world economy. The company makes aerial work platforms, which are in high demand by construction companies and other industrial firms. A strong economy also drove one of our top investments for the year, Carpenter Technology. A leading U.S. manufacturer of stainless steel and other specialty alloys, Carpenter surged thanks to a rebound in aerospace production and the steel shortage. (Please refer to our portfolio of investments for a complete listing of the fund's holdings and the amount each represents of the portfolio.)

Sector Diversification
--------------------------------------------------------------------------------

                                                        Percent of    Percent of
                                                        Net Assets    Net Assets
Periods Ended                                              6/30/04      12/31/04
--------------------------------------------------------------------------------

Industrials and Business Services                            20.2%         21.3%

Financials                                                   21.5          20.6

Consumer Discretionary                                       15.5          14.1

Information Technology                                       10.5           9.8

Materials                                                     8.4           8.2

Energy                                                        6.5           6.6

Health Care                                                   5.2           5.2

Utilities                                                     2.8           2.5

Consumer Staples                                              1.5           1.6

Telecommunications Services                                   0.3           0.2

Other and Reserves                                            7.6           9.9
--------------------------------------------------------------------------------

Total                                                       100.0%        100.0%

Historical weightings reflect current industry/sector classifications.

Financial services stocks tend to struggle when interest rates increase, but we found community and regional banks that were thriving as their credit portfolios improved. These included East West Bancorp, Texas Regional Bancshares, and First Republic Banks. And despite higher rates, our real estate investments provided good returns as well. In particular, hotel-oriented real estate investment trusts were aided by the rebound in business travel. LaSalle Hotel Properties and Innkeepers USA helped results.

We benefited from a few specific names in the technology sector, which generally lagged the broader market. Among them, Flir Systems, a manufacturer of thermal imaging and infrared camera systems, Synaptics, a maker of control systems including the iPod's control system, and Websense, an enterprise Internet management software company, all performed well.

Health care lagged the broader market, but we had a few successful investments there as well. Bone Care International is a pharmaceutical company developing Vitamin D hormone therapies to treat severe renal disease. The company enjoyed strong earnings and reported at the start of the year that it had resolved supply problems for its lead drug. Several of our biotechnology holdings also performed well.

Relatively few of our holdings lost ground over the past year, although some lagged well behind the benchmark. Restaurant holdings Ruby Tuesday and Applebee's were squeezed by rising commodity prices. Unifi, a diversified textile yarn producer, hurt the fund's results as its proposed joint venture in China fell through. Tetra Technologies, an oil services company, also hurt performance as the hurricanes disrupted its offshore oil business. Oil drill pipe manufacturer Lone Star Technologies, on the other hand, was a very strong performer due to a rebound in its business. Indeed, most of the portfolio's relatively few disappointments appeared to stem from quite specific causes rather than from overall problems for their industries.

Many of our sales during the period followed strong stock performance, either because we wished to lock in profits or because the company had grown so large that it no longer conformed to our small-cap focus. As we described in our semiannual report, insurance broker Brown & Brown fell into the latter category. Overseas Shipholding, Cleveland-Cliffs, and Synaptics were sales we made following a strong run.

While some of our purchases over the past six months have involved buying stocks trading at depressed prices, in other cases we have sought out different kinds of value. One purchase made at the end of the year was Macquarie Infrastructure, a global provider of toll road operations, airport concessions, and other infrastructure services. What drew us to the investment was the track record of the firm's parent, Macquarie Bank, which has sponsored similar entities around the world. Because this was Macquarie's first offering in the United States, we obtained a large allocation of the initial public offering at an especially appealing price.

J.G. Boswell was another recent purchase that required some extra digging. The company is one of the largest private landowners in California and among the largest growers of cotton and tomatoes in the world. It appealed to us as a highly undervalued owner of an important asset, California land. The problem is that the stock trades infrequently in the over-the-counter market, and it is not covered by Wall Street. Thus, when offered a rare opportunity to buy a block of stock, we seized it. This is a good example of a company that flies under Wall Street's radar, and therefore offers the potential for outsized long-term returns.

Outlook

I noted in July that the small-cap stock rally had gone on for a long time. Tack on six more months to that statement. 2004 marked the sixth consecutive year in which the stocks of smaller companies outperformed those of large ones--a near record. Of course, the laws of physics do not govern this cycle, and it is possible that it might continue. Yet this performance streak has left small-cap shares at best fairly valued relative to those of larger companies. It seems likely that, at some point, investors will decide to shift assets into large-caps. As I suggested in the semiannual report, you might consider doing the same if your own allocation to small-cap stocks is above your "normal" level.

Do not misinterpret my caution as pessimism. I make no prediction about how the overall stock market will fare. Many of the businesses that we own are doing very well, and we see little sign that the economic environment will worsen in the coming months. We will continue to search among these businesses for good values, and we will continue to be forthright in informing you of our progress.

Respectfully submitted,

Preston G. Athey
President of the fund and chairman of its Investment Advisory Committee

January 18, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

Risks of Stock Investing

The fund's share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager's assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Glossary

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Russell 2000 Index: Consists of the smallest 2,000 companies in the Russell 3000 Index (approximately 98% of the investable U.S. equity market). Performance is reported on a total-return basis.

Russell 2000 Growth Index: An index of those firms in the Russell 2000 with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index: An index of those firms in the Russell 2000 with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 mostly large U.S. companies.

T. ROWE PRICE SMALL-CAP VALUE FUND
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PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/04
--------------------------------------------------------------------------------

Landstar Systems                                                            2.0%

East West Bancorp                                                           1.5

Aaron Rents                                                                 1.3

ProAssurance                                                                1.2

Kilroy Realty                                                               1.1
--------------------------------------------------------------------------------

Carpenter Technology                                                        1.1

Texas Regional Bancshares                                                   1.0

Rare Hospitality International                                              0.9

JLG Industries                                                              0.9

Raven Industries                                                            0.9
--------------------------------------------------------------------------------

First Republic Bank                                                         0.9

UCBH Holdings                                                               0.8

Markel                                                                      0.8

Whiting Petroleum                                                           0.8

TBC Corp.                                                                   0.8
--------------------------------------------------------------------------------

Sun Communities                                                             0.8

Black Hills                                                                 0.8

iShares Russell 2000 Value                                                  0.8

Encore Acquisition                                                          0.8

Thomas Industries                                                           0.8
--------------------------------------------------------------------------------

Owens & Minor                                                               0.8

Florida Rock Industries                                                     0.8

TETRA Technologies                                                          0.7

Washington REIT                                                             0.7

Insituform Technologies                                                     0.7
--------------------------------------------------------------------------------

Total                                                                      23.7%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 12/31/04

Largest Purchases
--------------------------------------------------------------------------------

Macquarie Infrastructure Company Trust *

Startek

Whiting Petroleum

Kite Realty Group Trust *

Genesee & Wyoming

J.G. Boswell *

ElkCorp

Helix Technology

Nash Finch *

NPS Pharmaceuticals *


Largest Sales
--------------------------------------------------------------------------------

Brown & Brown

BHA Group **

Overseas Shipholding Group

Commonwealth Telephone Enterprises **

Ultra Petroleum

Cleveland-Cliffs

Synaptics

IXIA

Ruby Tuesday

Fisher Communications


 * Position added
** Position eliminated

T. ROWE PRICE SMALL-CAP VALUE FUND
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GROWTH OF $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[Graphic Omitted]

SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------
As of 12/31/04

Small-Cap Value Fund    $44,906

Russell 2000 Index      $29,796


                      Small-Cap Value Fund      Russell 2000 Index

12/94                      $10,000                  $10,000

12/95                       12,929                   12,845

12/96                       16,110                   14,964

12/97                       20,607                   18,310

12/98                       18,037                   17,844

12/99                       18,251                   21,637

12/00                       21,860                   20,983

12/01                       26,656                   21,505

12/02                       26,188                   17,100

12/03                       35,728                   25,181

12/04                       44,906                   29,796

Note: Performance for Advisor Class shares will vary due to the differing fee structure.

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                              Since    Inception
Periods Ended 12/31/04   1 Year    5 Years    10 Years    Inception         Date
--------------------------------------------------------------------------------

Small-Cap Value Fund     25.69%     19.73%      16.21%          --           --

Russell 2000 Index       18.33       6.61       11.54

Lipper Small-Cap Core
Funds Index              18.37       9.06       12.99

S&P 500 Stock Index      10.88      -2.30       12.07

Small-Cap Value Fund-
Advisor Class            25.45%        --          --        19.81%      3/31/00

Russell 2000 Index       18.33         --          --         5.43

Lipper Small-Cap Core
Funds Index              18.37         --          --         7.32

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132. Effective January 1, 2005, the fund charges a 1.0% redemption fee on shares held for less than 90 days. For shares purchased prior to January 1, 2005, the 1.0% redemption fee applies for shares held less than one year. The performance information shown does not reflect the deduction of redemption fees. If it did, returns would be lower.

Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, shareholders should consider both short- and long-term returns.

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

FUND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class ("investor class") charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and expenses based on the fund's actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

                                Beginning           Ending         Expenses Paid
                            Account Value    Account Value        During Period*
                                   7/1/04         12/31/04    7/1/04 to 12/31/04
--------------------------------------------------------------------------------

Investor Class
Actual                             $1,000        $1,138.00                 $4.57

Hypothetical (assumes 5%
return before expenses)             1,000         1,020.86                  4.32

Advisor Class
Actual                              1,000         1,136.80                  5.53

Hypothetical (assumes 5%
return before expenses)             1,000         1,019.96                  5.23

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (366) to reflect the half-year period. The annualized expense ratio of the Investor Class was 0.85%; the Advisor Class was 1.03%.

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

Investor Class

                                    Year
                                   Ended
                                12/31/04  12/31/03  12/31/02  12/31/01  12/31/00

NET ASSET VALUE

Beginning of period            $  29.39   $ 21.94   $ 22.66   $ 19.14   $ 17.62

Investment activities

  Net investment income (loss)     0.16      0.12      0.15      0.17      0.21

  Net realized and
  unrealized gain (loss)           7.37      7.86     (0.56)     4.00      3.19

  Total from
  investment activities            7.53      7.98     (0.41)     4.17      3.40

Distributions

  Net investment income           (0.16)    (0.12)    (0.14)    (0.17)    (0.20)

  Net realized gain               (1.08)    (0.41)    (0.18)    (0.48)    (1.68)

  Total distributions             (1.24)    (0.53)    (0.32)    (0.65)    (1.88)

  Redemption fees
  added to paid-in-capital            -         -      0.01         -         -

NET ASSET VALUE

End of period                  $  35.68   $ 29.39   $ 21.94   $ 22.66   $ 19.14
                               -------------------------------------------------

Ratios/Supplemental Data

Total return^                     25.69%    36.43%   (1.76)%    21.94%    19.77%

Ratio of total expenses to
average net assets                 0.86%     0.88%     0.89%     0.89%     0.90%

Ratio of net investment
income (loss) to average
net assets                         0.53%     0.48%     0.66%     0.88%     1.06%

Portfolio turnover rate            8.5%      10.3%     12.2%     16.8%     14.4%

Net assets, end of period
(in millions)                  $  4,489   $ 3,287   $ 2,395   $ 2,012   $ 1,361

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

Advisor Class

                                    Year                                 3/31/00
                                   Ended                                 Through
                                12/31/04  12/31/03  12/31/02  12/31/01  12/31/00

NET ASSET VALUE

Beginning of period            $  29.27   $ 21.86   $ 22.64   $ 19.14   $ 18.23

Investment activities

  Net investment income (loss)     0.12      0.10      0.14      0.10      0.10

  Net realized and
  unrealized gain (loss)           7.31      7.81     (0.60)     4.05      2.69

  Total from
  investment activities            7.43      7.91     (0.46)     4.15      2.79

Distributions

  Net investment income           (0.12)    (0.09)    (0.14)    (0.17)    (0.20)

  Net realized gains              (1.08)    (0.41)    (0.18)    (0.48)    (1.68)

  Total distributions             (1.20)    (0.50)    (0.32)    (0.65)    (1.88)

NET ASSET VALUE

End of period                  $  35.50   $ 29.27   $ 21.86   $ 22.64   $ 19.14
                               -------------------------------------------------

Ratios/Supplemental Data

Total return^                     25.45%    36.24%   (2.02)%    21.84%    15.77%

Ratio of total expenses to
average net assets                 1.03%     1.04%     1.06%     1.05%    0.80%!

Ratio of net investment
income (loss) to average
net assets                         0.36%     0.34%     0.64%     0.86%    1.50%!

Portfolio turnover rate             8.5%     10.3%     12.2%     16.8%    14.4%

Net assets, end of period
(in thousands)                 $612,195   $307,484  $159,030  $25,296   $ 1,408

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

!    Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------
                                                               December 31, 2004

PORTFOLIO OF INVESTMENTS (1)                           Shares/$ Par        Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)

COMMON STOCKS AND WARRANTS   90.4%

CONSUMER DISCRETIONARY   13.9%

Auto Components   0.9%

IMPCO Technologies *                                         584,850       4,416

Keystone Automotive *                                        475,000      11,044

R & B *!                                                     450,000      11,245

Shiloh Industries *                                          225,000       3,150

Strattec Security *!                                         275,600      17,258

                                                                          47,113

Hotels, Restaurants & Leisure   2.9%

Applebee's                                                   495,000      13,093

Centerplate, Equity Units !                                1,250,000      16,537

Champps Entertainment *!                                     400,000       3,448

Champps Entertainment, Warrants, 12/15/07 *!@                 93,809           0

Orient-Express, Class A                                      920,300      18,931

Rare Hospitality International *                           1,489,900      47,468

Ruby Tuesday                                               1,100,000      28,688

Steak 'N Shake *                                           1,075,000      21,586

                                                                         149,751

Household Durables   1.8%

Chromcraft Revington *!                                      650,000       7,995

CSS Industries !                                             926,300      29,420

Dixie Group, Class A *                                        50,000         843

Skyline !                                                    501,600      20,465

Stanley Furniture !                                          380,000      17,081

WCI Communities *                                            550,000      16,170

                                                                          91,974

Leisure Equipment & Products   0.6%

SCP Pool                                                     900,000      28,710

                                                                          28,710

Media   2.3%

Courier !                                                    630,000      32,709

Fisher Communications *                                      265,000      12,953

Journal Register *                                         1,507,800      29,146

Obie Media *!                                                350,000       2,438

Regent Communications *                                      837,300       4,438

Saga Communications, Class A *                             1,450,000      24,432

Spanish Broadcasting, Class A *                            1,230,000      12,989

                                                                         119,105

Multiline Retail   0.1%

Fred's, Class A                                              400,000       6,960

                                                                           6,960

Specialty Retail   4.5%

Aaron Rents, Class A !                                       522,000      11,810

Aaron Rents, Class B !                                     2,208,300      55,208

Building Material Holding !                                  550,000      21,059

Hancock Fabrics !                                          1,550,000      16,074

Haverty Furniture !                                        1,000,000      18,500

Hibbett Sporting Goods *                                   1,005,750      26,763

S & K Famous Brands *!                                       300,300       4,898

Stein Mart *                                               1,900,000      32,414

TBC Corp *!                                                1,500,000      41,700

                                                                         228,426

Textiles, Apparel, & Luxury Goods   0.8%

Culp *!                                                      720,100       4,882

Cutter & Buck !                                            1,000,000      14,570

Madden Steven *!                                           1,000,000      18,860

                                                                          38,312

Total Consumer Discretionary                                             710,351


CONSUMER STAPLES   1.6%

Beverages   0.3%

Chalone Wine Group *                                         175,000       2,478

Coca-Cola Bottling                                           205,267      11,713

                                                                          14,191

Food & Staples Retailing   0.5%

Casey's General Stores                                       424,700       7,708

Nash Finch                                                   250,000       9,440

Wild Oats Markets *                                          825,900       7,276

                                                                          24,424

Food Products   0.3%

J.G. Boswell                                                  23,000      13,800

Monterey Pasta *!                                            835,000       2,822

                                                                          16,622

Household Products   0.2%

Oil-Dri !                                                    486,600       8,861

                                                                           8,861

Tobacco   0.3%

Standard Commercial !                                        800,000      15,568

                                                                          15,568

Total Consumer Staples                                                    79,666


ENERGY   6.6%

Energy Equipment & Services   2.9%

Atwood Oceanics *                                            315,400      16,432

Carbo Ceramics                                               200,000      13,800

Compagnie Generale de Geophysique ADR *!                     600,000       8,262

Hydril *                                                     325,000      14,791

Lone Star Technologies *                                     800,000      26,768

TETRA Technologies *!                                      1,350,000      38,205

Todco, Class A *                                           1,000,000      18,420

W-H Energy Services *                                        435,000       9,727

                                                                         146,405

Oil & Gas   3.7%

Encore Acquisition *                                       1,150,000      40,146

Forest Oil *                                                 975,000      30,927

Magnum Hunter Resources *                                  1,008,000      13,003

Penn Virginia                                                840,000      34,079

Ultra Petroleum *                                            647,300      31,155

Whiting Petroleum *!                                       1,400,000      42,350

                                                                         191,660

Total Energy                                                             338,065

FINANCIALS   20.7%

Capital Markets   1.2%

Allied Capital                                               945,000      24,419

American Capital Strategies                                  465,000      15,508

Capital Southwest                                             95,400       7,491

Gladstone Capital                                            100,000       2,370

JMP Holdings, 144A *!!!                                      233,333       3,500

LaBranche & Co. *                                            500,000       4,480

Sanders Morris Harris Group                                  177,100       3,154

                                                                          60,922

Commercial Banks   7.0%

Boston Private Financial                                     400,000      11,268

CoBiz                                                        611,600      12,416

East West Bancorp                                          1,800,000      75,528

First Financial Fund                                         640,000      13,747

First Republic Bank !                                        819,400      43,428

GB&T Bancshares                                              157,500       3,799

Glacier Bancorp                                              810,000      27,572

Sandy Spring Bancorp                                         152,000       5,826

Silicon Valley Bancshares *                                  738,000      33,077

Southwest Bancorp of Texas                                   600,000      13,974

Texas Regional Bancshares, Class A                         1,500,000      49,020

UCBH Holdings                                                940,000      43,071

Wintrust Financial                                           400,000      22,784

                                                                         355,510

Insurance   4.5%

Bristol West Holdings                                        288,300       5,766

Brown & Brown                                                370,000      16,113

Hub International                                            750,000      13,808

KMG America *                                                510,600       5,617

Markel *                                                     116,900      42,552

MaxRe Capital                                              1,000,000      21,330

Midland                                                      880,600      27,536

Ohio Casualty *                                              500,000      11,605

ProAssurance *!                                            1,540,000      60,229

Procentury !                                                 975,000      12,090

Scottish Annuity & Life                                      550,000      14,245

                                                                         230,891

Real Estate   7.3%

Bedford Property Investors, REIT !                         1,000,000      28,410

EastGroup Properties, REIT                                   325,000      12,454

First Potomac Realty Trust, REIT                             236,000       5,381

Gables Residential Trust, REIT                             1,000,000      35,790

Glenborough Realty Trust, REIT                               775,000      16,492

Innkeepers USA, REIT !                                     2,000,000      28,400

Kilroy Realty, REIT                                        1,300,000      55,575

Kite Realty Group Trust, REIT                                939,500      14,355

LaSalle Hotel Properties, REIT                               925,000      29,443

National Health Realty, REIT !                               700,000      14,007

Strategic Hotel Capital, REIT                              1,450,000      23,925

Sun Communities, REIT !                                    1,025,000      41,256

Trammell Crow *                                            1,500,000      27,165

Washington, REIT                                           1,100,000      37,257

                                                                         369,910

Thrifts & Mortgage Finance   0.7%

Net Bank                                                   1,050,000      10,931

Triad Guaranty *                                             412,300      24,936

                                                                          35,867

Total Financials                                                       1,053,100


HEALTH CARE   5.2%

Biotechnology   1.9%

deCode Genetics *                                            710,000       5,545

Diversa *                                                  1,406,100      12,289

Exelixis *                                                 2,012,500      19,119

Inhibitex *!                                               1,000,000       8,090

Inhibitex *!!!@                                              704,270       5,128

Inhibitex, Warrants, 11/10/09 *!!!@                          211,281           0

Lexicon Genetics *                                           463,100       3,591

Myriad Genetics *                                            600,000      13,506

NPS Pharmaceuticals *                                        425,000       7,769

Progenics Pharmaceuticals *                                  250,000       4,290

Sequenom *                                                   500,000         720

Strategic Diagnostics *!                                   1,000,000       3,500

Transkaryotic Therapies *                                    450,000      11,426

                                                                          94,973

Health Care Equipment & Supplies   1.7%

Analogic                                                     298,000      13,347

Arrow International                                          906,600      28,096

Atrion !                                                     168,000       7,601

Matthews International, Class A                              141,800       5,218

Quidel *!                                                  2,050,000      10,414

Regeneration Technologies *                                  800,000       8,384

Sonic Innovations *!                                       1,105,000       4,608

Tripath Imaging *                                            825,000       7,400

West Pharmaceutical Services                                 100,000       2,503

                                                                          87,571

Health Care Providers & Services   1.1%

Capital Senior Living *!                                   1,561,500       8,838

National Healthcare                                          150,000       5,295

Owens & Minor                                              1,400,000      39,438

Radiologix *                                                 383,000       1,685

SRI Surgical Express *!                                      415,000       2,059

                                                                          57,315

Pharmaceuticals   0.5%

Bone Care International *!                                   855,000      23,812

                                                                          23,812

Total Health Care                                                        263,671


INDUSTRIALS & BUSINESS SERVICES   21.0%

Aerospace & Defense   0.3%

EDO                                                          300,000       9,525

TransTechnology *!                                           500,000       3,655

                                                                          13,180

Air Freight & Logistics   1.0%

Hub Group, Class A *                                         350,000      18,277

UTi Worldwide                                                500,000      34,010

                                                                          52,287

Airlines   0.3%

Frontier Airlines *                                        1,375,000      15,689

Midwest Express Holdings *                                   150,000         436

                                                                          16,125

Building Products   1.0%

Ameron International !                                       503,800      19,094

ElkCorp                                                      679,300      23,246

Quixote                                                      375,000       7,624

Universal Forest Products                                     66,000       2,864

                                                                          52,828

Commercial Services & Supplies   4.3%

Casella Waste Systems, Class A *!                          1,650,000      24,156

Central Parking                                              575,000       8,711

Electro Rent !                                             2,000,000      28,460

FTI Consulting *                                           1,480,000      31,184

G & K Services, Class A                                      600,000      26,052

Integrated Water Resources *                                 200,000          40

Ionics *                                                     625,000      27,087

McGrath RentCorp !                                           775,000      33,798

RemedyTemp, Class A *!                                       611,500       6,268

Tetra Tech *!                                              1,050,000      17,577

Waste Connections *                                          450,000      15,412

                                                                         218,745

Construction & Engineering   0.7%

Insituform Technologies, Class A *!                        1,600,000      36,272

                                                                          36,272

Electrical Equipment   2.4%

C&D Technologies !                                         1,300,000      22,152

Franklin Electric                                            800,000      33,808

Genlyte Group *                                              301,800      25,858

LSI Industries                                               500,000       5,725

Penn Engineering & Manufacturing !                           807,500      14,616

Penn Engineering & Manufacturing, Class A !                  315,000       4,725

Woodward Governor                                            200,000      14,322

                                                                         121,206

Industrial Conglomerates   0.9%

Raven Industries !                                         2,101,200      44,777

                                                                          44,777

Machinery   3.9%

3-D Systems *!                                             1,050,000      21,052

Badger Meter                                                 322,400       9,656

JLG Industries !                                           2,325,000      45,640

Joy Global                                                   190,000       8,252

K-Tron *!                                                    256,323       6,819

Lydall *!                                                  1,275,000      15,122

Nordson                                                      550,000      22,038

Oshkosh Truck                                                385,000      26,326

Repower Systems (EUR) !                                      325,000       5,891

Thomas Industries !                                        1,000,000      39,920

                                                                         200,716

Marine   1.3%

International Shipholding *!                                 850,062      12,666

Kirby Corporation *                                          527,800      23,424

Overseas Shipholding Group                                   580,000      32,016

                                                                          68,106

Road & Rail   3.8%

Dollar Thrifty Auto Group *                                1,086,400      32,809

Genesee & Wyoming, Class A *                               1,109,200      31,202

Landstar Systems *                                         1,385,000     101,992

Overnite                                                     250,000       9,310

Transport Corp of America *!                                 424,800       3,568

Vitran, Class A *!                                           800,000      13,680

                                                                         192,561

Trading Companies & Distributors   0.6%

Aceto !                                                      975,000      18,564

Valley National Gases !                                      748,800      13,478

                                                                          32,042

Transportation Infrastructure   0.5%

Macquarie Infrastructure Company Trust *                     825,000      24,214

                                                                          24,214

Total Industrials & Business Services                                  1,073,059

INFORMATION TECHNOLOGY   9.7%

Communications Equipment   1.4%

Belden CDT !                                               1,400,000      32,480

Comarco *!                                                   616,800       5,304

IXIA *                                                     1,400,000      23,534

Packeteer *                                                  850,000      12,283

                                                                          73,601

Computers & Peripherals   0.8%

Alphasmart *!                                              1,000,000       2,949

Applied Films *                                              302,900       6,530

SBS Technologies *                                           700,000       9,772

Synaptics *                                                  613,200      18,752

                                                                          38,003

Electronic Equipment & Instruments   2.3%

Cyberoptics *                                                327,300       4,867

FLIR Systems *                                               460,000      29,343

GTSI *!                                                      800,000       8,408

Landauer !                                                   550,000      25,135

Littelfuse *                                                 484,914      16,565

Merix *                                                      700,000       8,064

Methode Electronics                                          650,000       8,352

Planar Systems *                                             650,000       7,300

Richardson Electronics !                                     725,000       7,692

                                                                         115,726

Internet Software & Services   0.8%

Clarus *                                                      67,900         611

MatrixOne *                                                1,450,000       9,498

Websense *                                                   570,000      28,910

                                                                          39,019

IT Services   1.2%

Keane *                                                    1,000,000      14,700

MPS Group *                                                1,865,500      22,871

Startek !                                                    850,000      24,182

                                                                          61,753

Semiconductor & Semiconductor Equipment   1.9%

Advanced Power Technology *!                                 885,000       6,850

ATMI *                                                       450,000      10,138

August Technology *                                          120,600       1,270

Brooks-Pri Automation *                                      400,000       6,888

California Micro Devices *!                                1,250,000       8,863

California Micro Devices, Warrants, 11/22/05 *!!!@            37,500         102

Entegris *                                                   750,000       7,463

Exar *                                                       650,000       9,224

Helix Technology                                           1,171,200      20,367

Intevac *                                                    650,694       4,919

Lattice Semiconductor *                                      500,000       2,850

Mykrolis *                                                 1,400,000      19,838

                                                                          98,772

Software   1.3%

Agile Software *                                             850,000       6,945

Callidus Software *                                          170,000       1,001

Catapult Communications *                                    540,000      13,046

Magma Design Automation *                                    225,000       2,826

Moldflow *!                                                  555,300       8,829

NetIQ *                                                      360,000       4,396

Progress Software *                                          800,000      18,680

ScanSoft *                                                   850,000       3,562

SPSS *                                                       575,000       8,993

                                                                          68,278

Total Information Technology                                             495,152


MATERIALS   8.2%

Chemicals   2.2%

Airgas                                                       310,000       8,218

American Vanguard !                                          630,000      23,171

Arch Chemicals                                               450,000      12,951

Hawkins Chemical                                             317,800       3,763

Lesco *!                                                     455,600       5,873

MacDermid                                                    450,000      16,245

Material Sciences *                                          610,000      10,974

Minerals Technologies                                         20,000       1,334

Penford !                                                    825,000      12,977

Symyx Technologies *                                         481,000      14,468

                                                                         109,974

Construction Materials   0.8%

Florida Rock Industries                                      643,000      38,278

                                                                          38,278

Containers & Packaging   0.6%

Chesapeake Corp.                                             555,000      15,074

Constar International *                                      450,000       3,474

Myers Industries                                             730,000       9,344

Peak International *!                                      1,200,000       4,913

                                                                          32,805

Metals & Mining   2.9%

Carpenter Technology                                         925,000      54,075

Centerra Gold, 144A (CAD) *!@                              1,100,000      20,183

Cleveland-Cliffs                                             155,000      16,098

Gibraltar Industries                                       1,341,900      31,696

Meridian Gold *                                              650,000      12,331

Norddeutsche Affinerie (EUR) *                               500,000       9,611

Stillwater Mining *                                          125,000       1,408

Synalloy *!                                                  323,500       3,203

                                                                         148,605

Paper & Forest Products   1.7%

Buckeye Technologies *                                       850,000      11,058

Deltic Timber !                                              675,000      28,654

Potlatch                                                     660,000      33,383

Wausau-Mosinee Paper                                         875,000      15,628

                                                                          88,723

Total Materials                                                          418,385


TELECOMMUNICATION SERVICES   0.2%

Diversified Telecommunication Services   0.1%

Hickory Technology                                           445,000       4,757

                                                                           4,757

Wireless Telecommunication Services   0.1%

Wireless Facilities *                                        900,000       8,496

                                                                           8,496

Total Telecommunication Services                                          13,253


TRUSTS & MUTUAL FUNDS   1.0%

Trusts & Mutual Funds   1.0%

Central Fund Canada, Class A                               1,800,000       9,846

iShares Russell 2000 Value                                   210,000      40,522

Total Trusts & Mutual Funds                                               50,368


UTILITIES   2.3%

Electric Utilities   1.7%

Black Hills                                                1,100,000      33,748

Cleco                                                      1,000,000      20,260

El Paso Electric *                                         1,000,000      18,940

Green Mountain Power                                          50,200       1,447

Otter Tail                                                   570,000      14,552

                                                                          88,947

Multi-Utilities & Unregulated Power   0.3%

Vectren                                                      520,000      13,936

                                                                          13,936

Water Utilities   0.3%

Southwest Water !                                          1,207,500      16,241

Western Water *!                                             664,500          33

                                                                          16,274

Total Utilities                                                          119,157


Total Common Stocks and Warrants (Cost  $2,612,861)                    4,614,227


PREFERRED STOCKS   0.1%

Spanish Broadcasting *                                         2,212       2,422


Total Preferred Stocks (Cost  $2,215)                                      2,422

CONVERTIBLE PREFERRED STOCKS   0.1%

3-D Systems *!!!@                                            263,482       5,230

International Shipholding *!                                  25,000       1,250

Western Water *!@                                              2,259           7


Total Convertible Preferred Stocks (Cost  $4,831)                          6,487


CONVERTIBLE BONDS   0.3%

3-D Systems, 6.00%, 11/30/13 !!!@                          4,600,000       8,643

Champps Entertainment, 5.50%, 12/1/07 !                    4,000,000       4,020

Richardson Electronics, 7.25%, 12/15/06 !                  4,101,000       3,563


Total Convertible Bonds (Cost  $12,322)                                   16,226


CORPORATE BONDS   0.2%

Black Hills, 6.50%, 5/15/13                                7,000,000       7,225

Unifi, 6.50%, 2/1/08                                       4,000,000       3,320


Total Corporate Bonds (Cost  $10,439)                                     10,545


SHORT-TERM INVESTMENTS   8.3%

Money Market Fund   8.2%

T. Rowe Price Reserve Investment Fund, 2.28% #!          416,576,555     416,576

                                                                         416,576

Promissory Note   0.0%

Western Water, 2.00%, 10/2/05 !@*                            249,982           0

                                                                               0

U.S. Treasury Obligations   0.1%

U.S. Treasury Bills

        1.642%, 1/27/05 ++                                   870,000         869

        1.702%, 1/27/05 ++                                 4,130,000       4,125

                                                                           4,994

Total Short-Term Investments (Cost  $421,570)                            421,570

FUTURES CONTRACTS   0.0%

Variation margin receivable (payable)
on open futures contracts (2)                                                 66

Total Futures Contracts                                                       66

Total Investments in Securities

99.4% of Net Assets (Cost $3,064,238)                                 $5,071,543
                                                                      ----------
 (1) Denominated in U.S. dollars unless otherwise noted

   # Seven-day yield

   * Non-income producing

   + All or a portion of this security is pledged to cover margin requirements on futures contracts at December 31, 2004.

   @ Valued by the T. Rowe Price Valuation Committee, established by the fund's
     Board of Directors

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers--total value of such securities at period-end amounts to $23,683 and represents 0.5% of net assets

 ADR American Depository Receipts

 CAD Canadian dollar

 EUR Euro

REIT Real Estate Investment Trust

(2) Open Futures Contracts at December 31, 2004 were as follows:
($ 000s)
                                                       Contract      Unrealized
                                         Expiration        Value     Gain (Loss)
                                         ----------    ---------     ----------

Long, 300 Russell 2000 contracts,
$5,000 par of 1.642% and 1.702% U.S.
Treasury Bills pledged as initial margin       3/05    $  98,093        $ 2,094

Net payments (receipts) of variation
margin to date                                                           (2,028)

Variation margin receivable (payable)
on open futures contracts                                               $    66
                                                                        -------

!Affiliated Companies
($ 000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

                           Purchase   Sales   Investment           Value
Affiliate                      Cost    Cost       Income   12/31/04     12/31/03
--------------------------------------------------------------------------------

3-D Systems #                $  208    $  -       $   37  $  21,052    $  10,475

3-D Systems
Cv. Bond                          -       -          277      8,643        4,869

3-D Systems
Cv. Pfd.                          -       -          142      5,230        2,407

Aaron Rents
Class A                         158       -           20     11,810        6,310

Aaron Rents
Class B                           -       -           87     55,208       29,635

Aceto                         3,302       -          159     18,564       12,770

Advanced Power
Technology                      869     949            -      6,850        7,344

Alphasmart                    6,008       -            -      2,949            -

American Vanguard                 -     265           86     23,171       16,771

Ameron International              -       -          403     19,094       17,477

Applied Extrusion
Technologies                      -   9,522            -          -        2,473

Atrion                            -       -           87      7,601        7,434

Bedford Property Investors        -       -        5,320     28,410       28,630

Belden CDT *                    117     368          141     32,480       25,292

BHA Group Holdings                -   6,230            -          -       15,123

Bone Care International         611      16            -     23,812       10,629

Building Material Holding         -   2,583          164     21,059       11,648

C&D Technologies              2,409       -           67     22,152       25,292

California Micro Devices      1,702     565            -      8,863        9,586

California Micro Devices,
Warrants                          -       -            -        102          179

Capital Senior Living         1,849       -            -      8,838        7,095

Casella Waste Systems,
Class A                       1,955       -            -     24,156       20,453

Centerplate, Equity Units    16,951       -        1,282     16,537            -

Centerra Gold                12,546       -            -     20,183            -

Champps Entertainment             -       -            -      3,448        2,984

Champps Entertainment,
Cv. Bond                          -       -          221      4,020        3,905

Champps Entertainment

Warrants, 12/15/07                -       -            -          -            -

Chromcraft Revington              -   2,931            -      7,995       10,175

CNet                              -   8,008          624          -        9,913

Comarco                         316       -            -      5,304        6,317

Compagnie Generale

de Geophysique                  895       -            -      8,262           **

CompX International               -   7,657            -          -        2,667

Courier                           -       -          228     32,709       24,237

CSS Industries                    -       -          352     29,420       28,725

Culp                              -       -            -      4,882        7,849

Cutter & Buck                     -       -          240     14,570        9,380

Deltic Timber                     -       -          169     28,654       20,520

Electro Rent                     78       -        7,968     28,460       26,572

First Republic Bank               -       -          430     43,428       29,334

GTSI                          6,348       -            -      8,408            -

Hancock Fabrics                 474       -          741     16,074       21,986

Haverty Furniture             2,948       -          241     18,500           **

Inhibitex                     7,000       -            -      8,090            -

Inhibitex, Restricted         5,196       -            -      5,128            -

Inhibitex, Warrants               -       -            -          -            -

Innkeepers USA                    -       -          360     28,400       16,740

Insituform Technologies         607       -            -     36,272       25,753

International Shipholding     2,233       -            -     12,666       10,251

International Shipholding,
Cv. Pfd.                      1,250       -            -      1,250            -

JLG Industries               23,944       -           44     45,640           **

JMP Holdings                  3,500       -            -      3,500            -

K-Tron                            -       -            -      6,819        4,724

Landauer                          -      45        1,114     25,135       22,482

Lesco                           340       -            -      5,873           **

Lydall                          295       -            -     15,122       12,703

Madden Steven                   957       -            -     18,860       19,380

McGrath RentCorp                672       -          655     33,798       20,527

Moldflow                        589       -            -      8,829        5,675

Monterey Pasta                    -       -            -      2,822        3,114

National Health Realty          768       -          977     14,007       12,915

Netsolve                         18   4,900            -          -        5,468

Obie Media                        8     972            -      2,438        1,165

Oil-Dri                         248       -          195      8,861        7,478

Peak International              339       -            -      4,913        6,440

Penford                           -       -          198     12,977       11,327

Penn Engineering &
Manufacturing                 1,653       -          214     14,616       13,466

Penn Engineering &
Manufacturing
Class A                           -       -           85      4,725        5,402

ProAssurance                      -      84            -     60,229       49,595

Procentury                   10,067       -           37     12,090            -

Quidel                        1,846     281            -     10,414       18,386

R & B                           980       -            -     11,245            -

Raven Industries                184       -        1,771     44,777       30,842

RemedyTemp

Class A                          15       -            -      6,268        6,655

Repower Systems               2,584       -          218      5,891           **

Richardson Electronics            -      43          116      7,692        8,947

Richardson Electronics
Cv. Bond                          -     530          516      3,563        4,301

S & K Famous Brands               -       -            -      4,898        5,180

Skyline                           -       -          863     20,465       17,491

Sonic Innovations               386      72            -      4,608        6,521

Southwest Water                   -      94          294     16,241       13,938

SRI Surgical Express             25       -            -      2,059        2,554

Standard Commercial           1,923       -          277     15,568       14,049

Stanley Furniture                 -       -          152     17,081       11,970

Startek                      26,129       -          484     24,182            -

Strategic Diagnostics             -       -            -      3,500        4,730

Strattec Security               162       -            -     17,258       16,634

Sun Communities                 807       -        2,489     41,256       38,882

Synalloy                         15  1 ,176            -      3,203        2,753

TBC Corp                      3,198       -            -     41,700       34,843

Tetra Tech                      620       -            -     17,577           **

TETRA Technologies            3,637       -            -     38,205       29,202

Thomas Industries             1,443       -          373     39,920       33,121

Transport Corp of America         -     707            -      3,568        3,444

TransTechnology                 396       -            -      3,655        2,998

Valley National Gases           391      13           67     13,478        4,919

Vitran, Class A              10,917       -            -     13,680            -

Waterlink                         -   8,729            -          -           22

Western Water                     -       -            -         33           66

Western Water
Cv. Pfd.                          -       -            -          7           13

Western Water Promissory

Note, 2.00%, 10/2/05            250       -            -          -            -

Whiting Petroleum            15,306       -            -     42,350           **

T. Rowe Price Reserve

Investment Fund                 ***     ***        4,568    416,576      259,126

Totals                                      $     35,553 $1,924,876   $1,302,648
                                            ------------------------------------

  # Includes $37,000 of liquidated damages paid to the fund for failure to timely registar the company's shares with the SEC.

  * At December 31, 2003, the issuer's name was Cable Design Technologies

 ** The issuer was not considered an affiliated company at December 31, 2003.

*** Purchase and sale information not shown for cash management funds.


!! Restricted Securities
Amounts in (000s)

The fund may invest in securities that cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules. The total restricted securities (excluding 144A issues) at period-end amounts to $14,877 and represents 0.4% of net assets.

                                                     Acquisition     Acquisition
Description                                                 Date            Cost
---------------------------------------------       ------------    ------------
3-D Systems                                               5/8/03    $      1,581

3-D Systems, 6.00%, 11/30/13                            11/25/03           4,600

California Micro Devices, Warrants, 11/22/05            11/22/02               0

Inhibitex                                               11/10/04           5,196

Inhibitex, Warrants, 11/10/09                           11/10/04               0

JMP Holdings                                             8/18/04           3,500

Totals                                                              $     14,877
                                                                    ------------

The fund has registration rights for certain restricted securities held as of December 31, 2004. Any costs related to such registration are borne by the issuer.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------
                                                               December 31, 2004

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
(In thousands except shares and per share amounts)

Assets

Investments in securities, at value

  Affiliated companies (cost $1,333,123)                         $     1,924,876

  Other companies (cost $1,731,115)                                    3,146,667

  Total investments in securities                                      5,071,543

Other assets                                                              49,418

Total assets                                                           5,120,961

Liabilities

Total liabilities                                                         19,474

NET ASSETS                                                       $     5,101,487
                                                                 ---------------

Net Assets Consist of:

Undistributed net investment income (loss)                       $           168

Undistributed net realized gain (loss)                                    37,142

Net unrealized gain (loss)                                             2,009,333

Paid-in-capital applicable to 143,071,990 shares of
$0.01 par value capital stock outstanding;
1,000,000,000 shares authorized                                        3,054,844

NET ASSETS                                                       $     5,101,487
                                                                 ---------------

NET ASSET VALUE PER SHARE

Investor Class
($4,489,292,158/125,828,849 shares outstanding)                  $         35.68
                                                                 ---------------
Advisor Class
($612,194,761/17,243,141 shares outstanding)                     $         35.50
                                                                 ---------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
($ 000s)
                                                                            Year
                                                                           Ended
                                                                        12/31/04
Investment Income (Loss)

Income

  Dividend                                                      $        55,437

  Interest                                                                2,437

  Total income                                                           57,874

Expenses

  Investment management                                                  27,661

  Shareholder servicing

    Investor Class                                                        6,583

    Advisor Class                                                           427

  Rule 12b-1 fees - Advisor Class                                         1,085

  Custody and accounting                                                    262

  Prospectus and shareholder reports

    Investor Class                                                          178

    Advisor Class                                                            42

  Registration                                                              107

  Legal and audit                                                            30

  Directors                                                                  11

  Miscellaneous                                                              36

  Total expenses                                                         36,422

  Expenses paid indirectly                                                   (6)

  Net expenses                                                           36,416

Net investment income (loss)                                             21,458

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Affiliated securities                                                   3,792

  Non-affiliated securities                                             157,617

  Futures                                                                12,770

  Foreign currency transactions                                            (192)

  Net realized gain (loss)                                              173,987

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
($ 000s)
                                                                            Year
                                                                           Ended
                                                                        12/31/04

Change in net unrealized gain (loss)

  Securities                                                            795,793

  Futures                                                                   793

  Other assets and liabilities
  denominated in foreign currencies                                          (1)

  Change in net unrealized gain (loss)                                  796,585

Net realized and unrealized gain (loss)                                 970,572

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                          $       992,030
                                                                ---------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
($ 000s)
                                                            Year
                                                           Ended
                                                        12/31/04        12/31/03
Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                    $      21,458    $     13,729

  Net realized gain (loss)                              173,987          56,108

  Change in net unrealized gain (loss)                  796,585         862,213

  Increase (decrease) in net assets
  from operations                                       992,030         932,050

Distributions to shareholders

  Net investment income

    Investor Class                                      (19,307)        (13,224)

    Advisor Class                                        (1,983)           (904)

  Net realized gain

    Investor Class                                     (130,351)        (45,172)

    Advisor Class                                       (17,846)         (4,118)

  Decrease in net assets from distributions            (169,487)        (63,418)

Capital share transactions *

  Shares sold

    Investor Class                                      898,285         526,787

    Advisor Class                                       260,007         108,764

  Distributions reinvested

    Investor Class                                      143,525          55,729

    Advisor Class                                        17,268           4,943

  Shares redeemed

    Investor Class                                     (575,341)       (494,790)

    Advisor Class                                       (59,701)        (29,251)

  Redemption fees received

    Investor Class                                           97             261

  Increase (decrease) in net assets from
  capital share transactions                            684,140         172,443

Net Assets

Increase (decrease) during period                     1,506,683       1,041,075

Beginning of period                                   3,594,804       2,553,729

End of period                                     $   5,101,487    $  3,594,804
                                                  -----------------------------

(Including undistributed net investment income of $168 at 12/31/04 and $0 at 12/31/03)

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
($ 000s)
                                                            Year
                                                           Ended
                                                        12/31/04        12/31/03
*Share information

Shares sold

  Investor Class                                         27,936          21,018

  Advisor Class                                           8,100           4,254

Distributions reinvested

  Investor Class                                          4,087           1,941

  Advisor Class                                             494             173

Shares redeemed

  Investor Class                                        (18,062)        (20,259)

  Advisor Class                                          (1,856)         (1,195)

Increase (decrease) in shares outstanding                20,699           5,932

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------
                                                               December 31, 2004

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Small-Cap Value Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital growth by investing primarily in small companies whose common stocks are believed to be undervalued. The fund has two classes of shares: the Small-Cap Value Fund original share class, referred to in this report as the Investor Class, offered since June 30, 1988, and Small-Cap Value Fund--Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting
The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits
Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $131,000 for the year ended December 31, 2004. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund's custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Redemption Fees
A 1% fee is assessed on redemptions of Investor Class and Advisor Class fund shares held less than 90 days to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and have the primary effect of increasing paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments ("variation margin") made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is included in investments in securities, and unrealized gains and losses on futures contracts are included in the change in net unrealized gain or loss in the accompanying financial statements. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Restricted Securities
The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Futures Contracts
During the year ended December 31, 2004, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

Other
Purchases and sales of portfolio securities, other than short-term securities, aggregated $689,108,000 and $330,194,000, respectively, for the year ended December 31, 2004.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2004 were characterized as follows for tax purposes:
--------------------------------------------------------------------------------

Ordinary income                                                 $    33,640,000

Long-term capital gain                                              135,847,000

Total distributions                                             $   169,487,000
                                                                ---------------

At December 31, 2004, the tax-basis components of net assets were as follows:
--------------------------------------------------------------------------------

Unrealized appreciation                                         $ 2,066,305,000

Unrealized depreciation                                             (59,067,000)

Net unrealized appreciation (depreciation)                        2,007,238,000

Undistributed ordinary income                                         5,771,000

Undistributed long-term capital gain                                 33,634,000

Paid-in capital                                                   3,054,844,000

Net assets                                                      $ 5,101,487,000
                                                                ---------------

Federal income tax regulations require the fund to treat the gain/loss on certain open futures contracts as realized on the last day of the tax year; accordingly, $2,094,000 of unrealized gains reflected in the accompanying financial statements were realized for tax purposes as of December 31, 2004.

For the year ended December 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.
--------------------------------------------------------------------------------

Undistributed net realized gain                                 $    (3,885,000)

Paid-in capital                                                       3,885,000

At December 31, 2004, the cost of investments for federal income tax purposes was $3,066,333,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At December 31, 2004, the effective annual group fee rate was 0.31%, and investment management fee payable totaled $2,791,000.

The Advisor Class is also subject to a contractual expense limitation through April 30, 2006. During the limitation period, the manager is required to waive its management fee and reimburse the class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class's ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.15%. Through April 30, 2008, the class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the class's expense ratio to exceed its expense limitation. For the year ended December 31, 2004, the Advisor Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2004, expenses incurred pursuant to these service agreements were $93,000 for Price Associates, $1,455,000 for T. Rowe Price Services, Inc., and $3,415,000 for T. Rowe Price Retirement Plan Services, Inc. At period-end, a total of $441,000 of these expenses was payable.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees.

As of December 31, 2004, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 126,857 shares of the fund, representing less than 1% of the fund's net assets.

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Small-Cap Value Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Small-Cap Value Fund, Inc. (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP

Baltimore, Maryland

February 11, 2005

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/04
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

  o $13,068,000 from short-term capital gains,

  o $139,014,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $36,296,000 of the fund's income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $36,296,000 of the fund's income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

ABOUT THE FUND'S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors


Name
(Year of Birth)               Principal Occupation(s) During Past 5 Years
Year Elected *                and Directorships of Other Public Companies

Anthony W. Deering            Director, Chairman of the Board, President, and
(1945)                        Chief Executive Officer, The Rouse Company, real
2001                          estate developers; Director, Mercantile Bank
                              (4/03 to present)

Donald W. Dick, Jr.           Principal, EuroCapital Advisors, LLC, an
(1943)                        acquisition and management advisory firm
1994

David K. Fagin                Director, Golden Star Resources Ltd., Canyon
(1938)                        Resources Corp. (5/00 to present), and Pacific
1994                          Rim Mining Corp. (2/02 to present); Chairman and
                              President, Nye Corp.

Karen N. Horn                 Managing Director and President, Global Private
(1943)                        Client Services, Marsh Inc. (1999-2003); Managing
2003                          Director and Head of International Private
                              Banking, Bankers Trust (1996-1999); Director, Eli
                              Lilly and Company and Georgia Pacific
                              (5/04 to present)

F. Pierce Linaweaver          President, F. Pierce Linaweaver & Associates,
(1934)                        Inc., consulting environmental and civil engineers
2001

John G. Schreiber             Owner/President, Centaur Capital Partners, Inc., a
(1946)                        real estate investment company; Partner,
2001                          Blackstone Real Estate Advisors, L.P.; Director,
                              AMLI Residential Properties Trust and The Rouse
                              Company, real estate developers

*Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price      Principal Occupation(s) During Past 5 Years
Portfolios Overseen]          and Directorships of Other Public Companies

John H. Laporte, CFA          Vice President, T. Rowe Price and T. Rowe Price
(1945)                        Group, Inc.
1994
[15]

James S. Riepe                Director and Vice President, T. Rowe Price; Vice
(1943)                        Chairman of the Board, Director, and Vice
1988                          President, T. Rowe Price Group, Inc.; Chairman of
[112]                         the Board and Director, T. Rowe Price Global Asset
                              Management Limited, T. Rowe Price Global
                              Investment Services Limited, T. Rowe Price
                              Investment Services, Inc., T. Rowe Price
                              Retirement Plan Services, Inc., and T. Rowe Price
                              Services, Inc.; Chairman of the Board, Director,
                              President, and Trust Officer, T. Rowe Price Trust
                              Company; Director, T. Rowe Price International,
                              Inc.; Chairman of the Board, Small-Cap Value Fund

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

Preston G. Athey, CFA, CIC (1949)       Vice President, T. Rowe Price, T. Rowe
President, Small-Cap Value Fund         Price Group, Inc., and T. Rowe Price
                                        Trust Company

Stephen V. Booth, CPA (1961)            Vice President, T. Rowe Price, T. Rowe
Vice President, Small-Cap Value Fund    Price Group,  Inc., and T. Rowe Price
                                        Trust Company

Joseph A. Carrier (1960)                Vice President, T. Rowe Price, T. Rowe
Treasurer, Small-Cap Value Fund         Price Group, Inc., T. Rowe Price
                                        Investment Services, Inc., and T. Rowe
                                        Price Trust Company

Hugh M. Evans III, CFA (1966)           Vice President, T. Rowe Price and
Vice President, Small-Cap Value Fund    T. Rowe Price Group, Inc.

Roger L. Fiery III, CPA (1959)          Vice President, T. Rowe Price, T. Rowe
Vice President, Small-Cap Value Fund    Price Group, Inc., T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

John R. Gilner (1961)                   Chief Compliance Officer and Vice
Chief Compliance Officer, Small-Cap     President, T. Rowe Price; Vice
Value Fund                              President, T. Rowe Price Investment
                                        Services, Inc., and T. Rowe Price Group,
                                        Inc.

Gregory S. Golczewski (1966)            Vice President, T. Rowe Price and
Vice President, Small-Cap Value Fund    T. Rowe Price Trust Company

Francies W. Hawks (1944)                Assistant Vice President, T. Rowe Price
Assistant Vice President, Small-Cap
Value Fund

Henry H. Hopkins (1942)                 Director and Vice President, T. Rowe
Vice President, Small-Cap Value Fund    Price Investment Services, Inc., T. Rowe
                                        Price Services, Inc., and T. Rowe Price
                                        Trust Company; Vice President, T. Rowe
                                        Price, T. Rowe Price Group, Inc.,
                                        T. Rowe Price International, Inc., and
                                        T. Rowe Price Retirement Plan Services,
                                        Inc.

Susan J. Klein (1950)                   Vice President, T. Rowe Price
Vice President, Small-Cap Value Fund

Patricia B. Lippert (1953)              Assistant Vice President, T. Rowe Price
Secretary, Small-Cap Value Fund         and T. Rowe Price Investment Services,
                                        Inc.

Gregory A. McCrickard, CFA (1958)       Vice President, T. Rowe Price, T. Rowe
Vice President, Small-Cap Value Fund    Price Group, Inc., and T. Rowe Price
                                        Trust Company

Curt J. Organt (1968)                   Vice President, T. Rowe Price and
Vice President, Small-Cap Value Fund    T. Rowe Price Group, Inc.

J. David Wagner, CFA (1974)             Vice President, T. Rowe Price and
Vice President, Small-Cap Value Fund    T. Rowe Price Group, Inc.

David J. Wallack (1960)                 Vice President, T. Rowe Price and
Vice President, Small-Cap Value Fund    T. Rowe Price Group, Inc.

Julie L. Waples (1970)                  Vice President, T. Rowe Price
Vice President, Small-Cap Value Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.


Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.


Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                              $8,254                $3,125
     Audit-Related Fees                         860                     -
     Tax Fees                                 2,238                   811
     All Other Fees                               -                     -

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Small-Cap Value Fund, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     February 18, 2005